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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 20, 2006

                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     000-30111              76-0474169
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)           NUMBER)         IDENTIFICATION NUMBER)
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                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)

                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 20, 2006, Lexicon Genetics Incorporated (the "Company") entered into a Placement Agency Agreement with Banc of America Securities LLC and Lazard
Capital Markets LLC relating to the offering, issuance and sale to selected institutional investors (the "Investors") of up to 10,582,011 shares (the
"Shares") of the Company's common stock, par value $.001 per share. On October
20, 2006, the Company also entered into a Purchase Agreement with each of the Investors for their purchase of the Shares. On October 23, 2006, the Company issued a press release announcing the offering. The Placement Agency Agreement, form of Purchase Agreement, and press release are filed as Exhibits 1.1, 10.1 and 99.1 to this report, respectively, and are each incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

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
EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
     1.1      --   Placement Agency Agreement with Banc of America Securities
                   LLC and Lazard Capital Markets LLC dated October 20, 2006
     5.1      --   Opinion of Vinson & Elkins L.L.P.
    10.1      --   Form of Purchase Agreement with selected institutional
                   investors dated October 20, 2006
    23.1      --   Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)
    99.1      --   Press Release dated October 23, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LEXICON GENETICS INCORPORATED


Date: October 23, 2006                  By: /s/ JEFFREY L. WADE
                                            ------------------------------------
                                            Jeffrey L. Wade
                                            Executive Vice President and
                                            General Counsel


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                                INDEX TO EXHIBITS

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
     1.1      --   Placement Agency Agreement with Banc of America Securities
                   LLC and Lazard Capital Markets LLC dated October 20, 2006
     5.1      --   Opinion of Vinson & Elkins L.L.P.
    10.1      --   Form of Purchase Agreement with selected institutional
                   investors dated October 20, 2006
    23.1      --   Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)
    99.1      --   Press Release dated October 23, 2006